UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2010

BIGSTRING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51661	20-0297832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Broad Street, Suite 109, Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-2840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange  Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01.     Other Events.

On September 22, 2010, BigString Corporation (“BigString”) issued a press release announcing that PeopleString Corporation (“PeopleString”) received a Notice of Effectiveness from the Securities and Exchange Commission for PeopleString’s Registration Statement on Form S-1 as of September 17, 2010 at 5:30 p.m.  BigString owns ten million shares, or 29.5%, of PeopleString’s common stock, of which 900,000 shares were included for registration in the Registration Statement.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit Number        Description

99.1                            Press Release re: PeopleString Registration Statement Goes Effective

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGSTRING CORPORATION (Registrant)

By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer

Date:  September 24, 2010